UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 21, 2017, Generex Biotechnology Corporation (the “Company”) held its Annual Meeting of the Company’s Stockholders (the “Meeting”) at 10102 USA Today Way. Miramar, Florida 33025.  The following proposals were submitted to the stockholders at the Meeting:

1.	to elect eight directors;

2.	to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 2,450,000 shares to 750,000,000 shares;

3.	to approve an amendment to the Company’s Restated Certificate of Incorporation to change the Company’s name to NuGenerex Biotechnology Holdings, Inc.;

4.	to approve the adoption of the Company’s 2017 Equity Incentive Plan;

5.	to approve the adjournment of the Meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 2;

6.	to ratify the appointment of MNP LLP as the Company’s independent public accountants for the year ending July 31, 2017; and

7.	to hold a non-binding, advisory vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers.

Only stockholders of record as of the close of business on September 28, 2017 were entitled to vote at the Meeting.  As of that date, 1,065,093 shares of the Company’s common stock were outstanding and entitled to vote at the Meeting.  Holders of the Company’s Series I Preferred Stock were entitled to vote on the election of directors (Item 1) and on the proposal to authorize additional shares of common stock (Item 2); however, those holders did not exercise those voting rights at the Meeting. 851,546 shares of common stock of the Company were represented at the Meeting, in person or by proxy, constituting a quorum (80% of the outstanding stock).

The votes with respect to each of the proposals are set forth below.

(1) Elect the Directors of the Company to serve until the 2018 Annual Meeting:

The following nominees were elected as directors of the Company to serve until the 2018 Annual Meeting by the votes indicated below:

Name of Director Nominees	For*	Withheld	Broker Non-Votes
Joseph Moscato	285,911	28,039	537,596
Andrew Ro	288,768	25,182
Dr. Gary H. Lyman.	288,788	25,162
Dr. Craig Eagle	286,309	27,641
Dr, James M. Anderson, Jr.	289,491	24,459
Brian T. McGee	289,244	24,706
Kevin Centofanti	276,743	28,207
Lawrence Salvo	286,445	27,505

* No votes were cast by the holders of Series I Preferred Stock in respect of the election of directors.

(2) Proposal to amend Certificate of Incorporation to increase the authorized number of shares of Common Stock

The proposal to increase the authorized number of shares of Common Stock was approved as 54.7 % of the outstanding common stock voted in favor of the proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR*	AGAINST	ABSTAIN
582,905	194,600	4,783

*No votes were cast by the holders of the Series I Preferred Stock.

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(3) Proposal to amend the Certificate of Incorporation to change the Company’s name to NuGenerex Biotechnology Holdings, Inc.

The proposal to change our name to NuGenerex Biotechnology Holdings, Inc. was approved as 65.67 % of the outstanding common stock voted in favor of the proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
699,517	86,993	6,105

(4) Proposal to Adopt the 2017 Equity Incentive Plan:

The proposal to adopt the 2017 Equity Incentive Plan was approved by the votes indicated below, being 86% of the votes cast at the meeting.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
212,117	36,268	7,184	537,596

(5) Proposal to approve an adjournment if necessary:

The Adjournment Proposal was approved by the following vote.

FOR	AGAINST	ABSTAIN
622,004	144,491	26,121

(6) Ratification of the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2017:

The proposal to ratify the appointment of MSCM LLP as the Company’s independent registered public accountant for fiscal year ending July 31, 2017 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
719,091	66,874	6,650

(7) Frequency of Non-Binding Advisory Votes on Executive Compensation:

A frequency of three years for non-binding advisory votes on executive compensation was adopted by 86% of the votes cast at the meeting, with the frequencies of one, two and three years receiving the votes indicated below.

Frequency	Votes For
One year	25,021
Two Years	7,685
Three Years.	208,444
Abstain	12,331

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release dated November 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: November 27, 2017	/s/ Mark Fletcher
Mark Fletcher
Executive Vice-President, General Counsel, Secretary

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